NETLease Corporate Real Estate ETF
Schedule of Investments
May 31, 2022 (Unaudited)
Shares		Security Description	Value
		COMMON STOCKS - 99.5%
		Finance and Insurance - 6.8%
24,323		Innovative Industrial Properties, Inc.	$3,236,175
98,849		Spirit Realty Capital, Inc.	4,150,670
			7,386,845
		Real Estate and Rental and Leasing - 92.7% (a)
71,450		Agree Realty Corporation	4,970,777
32,663		Alpine Income Property Trust, Inc.	618,964
211,615		Broadstone Net Lease, Inc.	4,475,657
92,040		EPR Properties	4,716,130
181,312		Essential Properties Realty Trust, Inc.	4,148,419
152,038		Four Corners Property Trust, Inc.	4,191,688
88,322		Gaming and Leisure Properties, Inc.	4,135,236
120,201		Getty Realty Corporation	3,358,416
114,268		Gladstone Commercial Corporation	2,318,498
280,676		Global Net Lease, Inc.	4,061,382
176,688		Industrial Logistics Properties Trust	2,696,259
296,475		LXP Industrial Trust	3,427,251
215,137		National Retail Properties, Inc.	9,530,568
133,757		NETSTREIT Corporation	2,812,910
57,174		One Liberty Properties, Inc.	1,568,283
158,439		Orion Office REIT, Inc.	2,111,992
138,708		Realty Income Corporation	9,462,659
49,181		Safehold, Inc.	2,205,768
235,299		STAG Industrial, Inc.	7,835,457
298,404		STORE Capital Corporation	8,232,966
143,446		VICI Properties, Inc.	4,425,309
118,438		W.P. Carey, Inc.	9,965,372
			101,269,961
		TOTAL COMMON STOCKS (Cost $121,160,724)	108,656,806

		SHORT-TERM INVESTMENTS - 0.4%
496,411		First American Government Obligations Fund - Class X, 0.66% (b)	496,411
		TOTAL SHORT-TERM INVESTMENTS (Cost $496,411)	496,411
		TOTAL INVESTMENTS - 99.9% (Cost $121,657,135)	109,153,217
		Other Assets in Excess of Liabilities - 0.1%	78,009
		NET ASSETS - 100.0%	$109,231,226

	Percentages are stated as a percent of net assets.
	(a)
The Fund’s Index, and consequently the Fund, is expected to concentrate its investments (i.e. hold more than 25% of its total assets) in real estate companies. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

	(b)	Rate shown is the annualized seven-day yield as of May 31, 2022.

Summary of Fair Value Disclosure at May 31, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted  in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of May 31, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$108,656,806	$-	$-	$108,656,806
Short-Term Investments	496,411	-	-	496,411
Total Investments in Securities	$109,153,217	$-	$-	$109,153,217
^ See Schedule of Investments for breakout of investments by sector classification.
For the period ended May 31, 2022, the Fund did not recognize any transfers to or from Level 3.